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                                                                  EXHIBIT (1)(a)

                 INTERNATIONAL BUSINESS MACHINES CORPORATION

                               Debt Securities

                            UNDERWRITING AGREEMENT

                              New York, New York

To the Representatives named in Schedule I hereto of the Underwriters named in Schedule II hereto

Dear Sirs:

      International Business Machines Corporation, a New York corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its Securities identified in
Schedule I hereto (the "Securities"), to be issued under an indenture dated as of October 1, 1993 (the "Indenture"), between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture dated as of December 15, 1995. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein shall each be deemed to refer to such firm or firms.

      1. Representations and Warranties. The Company represents and warrants to, and agrees with each Underwriter that:

      (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement or statements (the file number or numbers of which is or are set forth in Schedule I hereto), including a related preliminary prospectus, on such Form for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, and has filed a preliminary prospectus in accordance with Rules 415 and 424(b)(5), each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) a final prospectus

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in accordance with Rules 430A and 424(b)(1) or (4), or (iii) a final prospectus in accordance with Rules 415 and 424(b)(2) or (5). In the case of clause (ii), the Company has included in such registration statement or statements, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall include all Rule 430A Information and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

      The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement or statements referred to in the preceding paragraph, including incorporated documents as of the filing of the Company's Quarterly Report on Form 10-Q for the three month period ended __________________, exhibits and financial statements, in the form in which it or they has or have or shall become effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement or statements as so amended. Such term shall include Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the


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Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934 (the "Exchange Act") on or before the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement, or the date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

      (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration Statement or the Prospectus (or any supplement thereto).

      2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto, the respective principal amounts


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of the Securities set forth opposite each respective Underwriter's name in
Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

      If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto, less the aggregate principal amount of Contract Securities.

      3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made at the office, on the date and at the time specified in
Schedule I hereto, which date and time may be


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postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable, or wire transfers, in immediately available funds. The Debentures shall be delivered in definitive global form through the facilities of The Depository Trust Company.

      4. Agreements.

      (A) The Company agrees with the several Underwriters that:

      (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the Execution Time, to become effective. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed, pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement shall have become effective, (ii) when any amendment to the Registration Statement relating to the Securities shall have become effective,
(iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will not file any amendment of the Registration Statement or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object.

      (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the


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circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company will give the Representatives immediate notice of the occurrence of such event and promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

      (c) The Company will make generally available to its security holders and to the Representatives as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the current fiscal quarter of the Company, an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the end of the current fiscal quarter of the Company, which will satisfy the provisions of Section 11(a) of the Act.

      (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request.

      (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

      (f) Until the earlier of the day on which the distribution of the Securities is completed or the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act.

      (B) The several Underwriters agree with the Company that:

      (a) The several Underwriters will pay the expenses of printing, distributing and binding all documents relating to the offering.


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      (b) The several Underwriters will pay the reasonable fees and disbursements of outside counsel for the Company, the Underwriter and the Trustee relating to the offering.

      (c) The several Underwriters will pay the registration fees of the Securities and Exchange Commission or other governmental agency which are associated with the issuance of the Securities.

      (d) The several underwriters will pay the pro-rata share of the Company's annual fees, as determined by the Company, relating to the rating of the Securities, which fees are billed by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc.

      (e) The several Underwriters will pay the fees and disbursements of PricewaterhouseCoopers LLP relating to the preparation of the letter required by
Section 5(e) of this Agreement.

      (f) the several Underwriters will pay the reasonable fees and expenses of The Chase Manhattan Bank, as Trustee.

      (g) The several Underwriters will pay any and all fees associated with listing the Securities on any United States or foreign securities exchange.

      (h) The several Underwriters will pay for any and all travel expenses, road shows, and other expenses incurred by the Company or its counsel in connection with the marketing of the Securities, including without limitation, tombstone advertisements, lucite or other mementos, and any other miscellaneous expenditures reasonably determined by the Company to be appropriate in connection with the offering of the Securities.


      5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:


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      (a) If the Registration Statement has not become effective prior to the
Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement shall have become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b) The Company shall have furnished to the Representatives:

      (i) the opinion of the General Counsel, an Assistant General Counsel, an Associate General Counsel or other Senior Counsel of the Company, dated the Closing Date, to the effect that:

            (A) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction within the United States which requires such qualifications wherein it owns or leases material properties or conducts material business;

            (B) the Securities conform in all material respects to the description thereof contained in the Prospectus;

            (C) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding obligation enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions


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            of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other similar laws affecting creditors' rights generally from time to time in effect);

            (D) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

            (E) the Registration Statement and any amendments thereto have become effective under the Act; any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

            (F) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

            (G) no authorization, approval or other action by, and no notice to, consent of, order of, or filing with, any United States Federal or New York governmental authority or regulatory body is required for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities and such other approvals (specified in such opinion) as have been obtained;


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            (H) such counsel has no reason to believe that (1) the Registration
            Statement and the Prospectus (except the financial statements and the notes thereto and other information of an accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no view) were not appropriately responsive in all material respects to requirements of the Act and the applicable rules and regulations of the Commission thereunder and (2) the Registration Statement or any amendment thereof at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case except for the financial statements and the notes thereto and other information of an accounting or financial nature included therein, as to which such counsel need express no view); and

            (I) none of the issue and sale of the Securities, the consummation of any other of the transactions herein contemplated or the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any decree or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

      The statements described in one or more of paragraphs (B), (C), (E), (F),
(G) and (H)(1) of this subsection 5(b)(i) may be omitted from the opinion of such counsel; provided, however, that in such event the Company shall also have furnished to the Representatives the corresponding opinion or letter of Cravath, Swaine & Moore, counsel for the Company, described in subsection 5(b)(ii) or 5(b)(iii) immediately following.

      (ii) in the event that the statements described in one or more of paragraphs (B), (C), (E), (F) or (G) of foregoing subsection 5(b)(i) is


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omitted from the opinion delivered pursuant to such subsection, the opinion of
Cravath, Swaine & Moore, counsel for the Company, dated the Closing Date, to the effect of the statements so omitted.

      In rendering such opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials.

      (iii) in the event that the statements in paragraph (H)(1) of subsection 5(b)(i) are omitted from the opinion provided pursuant to such subsection, a letter of Cravath, Swaine & Moore dated the Closing Date to the effect that, having participated in conferences with certain officers of, and with the accountants for, the Company and having made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, such counsel has no reason to believe that (i) the Registration Statement and the Prospectus (except the financial statements and the notes thereto and other information of an accounting or financial nature included therein, and the Statement of Eligibility (Form T-1) included as an exhibit to the Registration Statement, as to which such counsel need express no view) were not appropriately responsive in all material respects with requirements of the Act and the applicable rules and regulations of the Commission thereunder and (ii) the Registration Statement at the Effective Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus on the Closing Date includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (in each case except for the financial statements and the notes thereto and other information of an accounting or financial nature included therein, as to which such counsel need express no view).

      (c) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.


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      (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the principal financial or accounting officer (or Vice President and Treasurer) of the Company, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

      (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

      (ii) no stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

      (iii) since the date of the most recent financial statements included in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

      (e) At the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters (which may refer to a letter previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder, that the response, if any, to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

      (i) in their opinion the audited financial statements and schedules thereto included or incorporated in the Registration Statement and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder with respect to financial statements and financial statement schedules included or incorporated in annual reports on Form 10-K under the Exchange Act;

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      (ii) on the basis of a reading of the unaudited financial statements included or incorporated in the Registration Statement and the Prospectus and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and the Subsidiaries since the date of the latest audited balance sheet, through a specified date not more than five business days prior to the date of the letter; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus, nothing came to their attention which caused them to believe that:

      (1) any unaudited financial statements included or incorporated in the Registration Statement and the Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not stated on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Prospectus; or

      (2) with respect to the period subsequent to the date of the most recent financial statements incorporated in the Registration Statement and the Prospectus, there were, at a specified date not more than five business days prior to the date of the letter, any increases in long-term debt of the Company and its subsidiaries or decreases in the capital stock of the Company or decreases in the stockholders' equity of the Company and its subsidiaries as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Prospectus, except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

      (iii) they have performed certain other procedures as a result of which they determined that the information described in a schedule to be delivered on behalf of the Underwriters of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the accounting records of the

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Company) set forth in the Registration Statement, as amended, the Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement (including selected accounting, financial or statistical information included or incorporated in the Company's Annual Report on Form 10-K incorporated in the Prospectus or any of the Company's Quarterly Reports on Form l0-Q incorporated therein), agrees with the general ledger of the Company and its subsidiaries, excluding any questions of legal interpretation.

      References to the Prospectus in this paragraph (e) include any supplements thereto at the date of the letter.

      (f) Subsequent to the respective dates of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph
(e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement and the Prospectus.

      (g) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

      (h) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

      (i) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Securities by Moody's Investor's Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") and neither Moody's nor S&P shall have publicly announced that it has placed any of the Securities on a credit watch with negative implications.

      If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

      6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

      7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred, as incurred, by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented prior to the confirmation of the sale of such Securities to such person). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

      (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page of the Prospectus and under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Prospectus and the Prospectus, constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel), approved by the Representatives in the case of paragraph (a) of this
Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

      (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities set forth on Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses
(y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

      8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

      9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities.

      10. Representations and Indemnities to Survive. The respective agreement representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

      11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it, at Armonk, New York 10504; attention of the Treasurer.

      12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

      13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                   Very truly yours,

                                   INTERNATIONAL BUSINESS
                                   MACHINES CORPORATION


                                   By:
                                       ------------------------------------

The foregoing Agreement is hereby confirmed and accepted on the date specified in Schedule I hereto.


By:


By:
    -----------------------------------

For themselves and the other several
Underwriters, if any, named in
Schedule II to the foregoing Agreement.

                                                                    SCHEDULE I

                               Debt Securities



Underwriting Agreement dated

Registration Statement No. 333-

Representatives:

Title of Securities:

Principal Amount:

Interest Rate:

Purchase Price:

Offering Price:

Interest Payment Dates:


Subordination Provisions:


Optional Redemption:

Sinking Fund Provisions:


Delayed Delivery:

Closing Date and Time:

Method of Payment of Underwriters' Securities:

Other provisions of or Amendments to Underwriting Agreement:

Additional Covenants Pursuant to Section 4:

[Until [                     ], the Company will not, without the consent of the
Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities issued or guaranteed by the Company (other than the Securities).]

Additional Covenants Pursuant to Section 5:

[At or prior to the Closing Date, the Indenture dated as of the Closing Date,
between the Company and [                  ], as Trustee, in form and substance
satisfactory to the Underwriters, shall have been executed and delivered by the parties thereto and shall be in full force and effect.]

Units

Title and principal amount of Debt Securities or title and number of shares of Common Stock, Preferred Stock, Warrants or Depositary Shares in one Unit:

Purchase Price and currency:

Section 4(g) Listing upon notice of issuance on any national securities exchange or automated quotation system:

Detachable Date:


Overallotment option:


Other provisions:


Section 5(h) provisions, if any:


Delayed Delivery:  [None]


[Underwriters' commission shall be __% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into and the check given in payment of such commission shall be drawn to the order of __________________]

[Maximum aggregate principal amount of Designated Securities to be offered and sold pursuant to Delayed Delivery Contracts: [$]_______________]

[Minimum principal amount of each Delayed Delivery Contract:
[$]__________________]

                                                                      SCHEDULE I


                                 Common Stock
                               Preferred Stock
                              Depositary Shares
                                   Warrants


Underwriting Agreement dated

Registration Statement No. 333-

Representative(s):

Designation, Purchase Price and Description:

Designation:

Liquidation preference per share:

Number of shares:

Purchase price per share (include accrued dividends, if any):

Other provisions:

Over-allotment option:

[Subject to the terms and conditions and in reliance upon the representations and warranties set forth in the Underwriting Agreement, the Company hereby grants an option to the several Underwriters named in Schedule II hereto to
purchase, severally and not jointly, up to [        ] additional shares of
[            ] (the "[U.S.] Option Securities", [together with the International
Option Securities (as hereinafter defined]), the "Option Securities") at the same purchase price per share as the Underwriters shall pay for the Securities. Said option may be exercised only to cover over-allotments in the sale of the Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the day after the date of the Final Prospectus, upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of [U.S.] Option Securities as to which the several Underwriters are exercising the option and the Settlement Date, as defined in the Underwriting Agreement. The number of shares of [U.S.] Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of [U.S.] Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the securities, as set forth in Schedule II hereto, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

      If the option provided for herein is exercised after the business day prior to the Closing Date, as defined in the Underwriting Agreement, the Company will deliver (at the expense of the Company) to the Representatives, at
[              ], New York, New York, on the date specified by the
Representatives (which shall be within three business days after exercise of said option) (the "Settlement Date"), certificates for [U.S.] Option Securities in such names and denominations as the Representatives shall have requested not less than three full business days in advance of the Settlement Date unless the parties otherwise agree against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable in, or wire transfers of, (next day) funds. If settlement for [U.S.] Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the Settlement Date for [U.S.] Option Securities, and the obligation of the Underwriters to purchase the [U.S.] Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 5 of the Underwriting Agreement.]

Other provisions of or Amendments to Underwriting Agreement:

[The Company is concurrently entering into an International Underwriting Agreement dated the date hereof (the "International Underwriting Agreement")
providing for the issue and sale by the Company of [        ] outside the United
States and Canada through arrangements with certain underwriters outside the
United States and Canada (the "International Underwriters"), for whom [        ]
are acting as representatives (the "International Representatives"), and providing for the grant to the International Underwriters of an option to
purchase from the Company up to [           ] additional shares of [           ]
(the "International Option Securities"). It is further understood and agreed that the Underwriters and the International Underwriters have entered into an Agreement dated the date hereof (the "Agreement between Underwriters and International Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the Underwriters a portion of the Securities to be sold pursuant to the Underwriting Agreement and the Underwriters may purchase from the International Underwriters a portion of the Securities to be sold pursuant to the International Underwriting Agreement.

      It is understood that two forms of Preliminary Final Prospectuses and two forms of Final Prospectuses are to be used in connection with the offering and sale of the Securities pursuant to the Underwriting Agreement and International Underwriting Agreement: one form of Preliminary Final Prospectus and one form of Final Prospectus relating to the Securities, which are to be offered and sold to United States and Canadian Persons, and one form of Preliminary Final Prospectus and one form of Final Prospectus relating to the Securities, which are to be offered and sold to persons other than United States and Canadian Persons. The two forms of Preliminary Final Prospectuses and the two forms of Final Prospectuses are identical except for the outside front cover page, the discussion under the heading "Underwriting" and the outside back cover page. The form of Preliminary Final Prospectus, the form of Final Prospectus and the form of any Rule 434 term sheet relating to the Securities which are to be offered to U.S. and Canadian Persons, as first filed pursuant to Rule 424(b) or Rule 434 or, if no filing pursuant to Rule 424(b) is made, such form of Preliminary Final Prospectus, Final Prospectus and any Rule 434 term sheet included in the Registration Statement at the Effective Date, is hereinafter called the "U.S. Prospectus"; such form of Preliminary Final Prospectus, such form of Final Prospectus and such form of any Rule 434 term sheet relating to the Securities which are to be offered to Persons other than United States and Canadian Persons, as first filed pursuant to Rule 424(b) or Rule 434 or, if no filing pursuant to Rule 424(b) is made, such form of Preliminary Final Prospectus, such form of Final Prospectus and such form of any Rule 434 terms sheet included in the Registration Statement at the Effective Date, is hereinafter called the "International Prospectus"; and the U.S. Prospectus and the International Prospectus are hereinafter collectively called the "Prospectuses."

      Each Underwriter agrees that (i) it is not purchasing any of the Securities or Option Securities for the account of anyone other than a United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the Securities or Option Securities or distribute any U.S. Prospectus to any person outside the United States or Canada, or to anyone other than a United States or Canadian Person, and (iii) any dealer to whom it may sell any of the Securities will represent that it is not purchasing for the account of anyone other than a United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the Securities or Option Securities outside the United States or Canada, or to anyone other than a United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (a) purchases and sales between the Underwriters on the one hand and the International Underwriters on the other hand pursuant to the Agreement between Underwriters and International Underwriters, (b) stabilization transactions contemplated under the Agreement between Underwriters and International Underwriters,
conducted through [           ] as part of the distribution of the Securities
or Option Securities, and (c) sales to or through (or distributions of U.S. Prospectuses or U.S. Preliminary Prospectuses to) United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of anyone other than a United States or Canadian Person.

      The agreements of the Underwriters and International Underwriters set forth above shall terminate upon the earlier of the following events:

      (i) a mutual agreement of the Representatives and the International Representatives to terminate the selling restrictions set forth above and in
Schedule I of the International Underwriting Agreement; or

      (ii) the expiration of a period of 30 days after the Closing Date, unless
(A) the Representatives shall have given notice to the Company and the International Representatives that the distribution of the Securities by the Underwriters has not yet been completed or (B) the International Representatives shall have given notice to the Company and the Underwriters that the distribution of the International Securities by the International Underwriters has not yet been completed. If such notice by the Representatives or the International Representatives is given, the agreements set forth above shall survive until the earlier of (1) the event referred to in clause (i) above or
(2) the expiration of an additional period of 30 days from the date of any such notice].

Additional Covenants Pursuant to Section 4:

[Until the [                 ], the Company will not, without the consent of the
Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities issued or guaranteed by the Company (other than the Securities).]

[The Company will arrange for the listing of the Equity Securities upon notice of issuance on [designate any national securities exchange or automated quotation system].]

Additional Covenants Pursuant to Section 5:

Supplemental matters to be covered by the opinion of Cravath, Swaine & Moore and/or the General Counsel, an Assistant General Counsel or an Associate General Counsel of the Company, to be delivered pursuant to Section 5(b):

Modification of items to be covered by the letter from PricewaterhouseCoopers LLP delivered pursuant to Section 5(e) at the Execution Time:

Section 5(h) provisions, if any:

Deposit Agreement:  Terms and Conditions

Warrant Agreement:  Terms and Conditions

Purchased Securities Closing Date and Time:

Method of Payment of Underwriters' Securities:

Delayed Delivery Arrangements:

      Fee:

      Minimum principal amount of each contract:

      Maximum aggregate principal amount of all contracts:

Convertibility:

Exchangeability into Debt Securities:

Closing Date and Time:

                                                                     SCHEDULE II



                                                Amount
Underwriter                                     To Be Purchased
-----------                                     ---------------

                                                                    SCHEDULE III


                          Delayed Delivery Contract


                                                      [Date]


[Insert name and address
  of lead Representative]


Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from International Business Machines Corporation (the "Company"), and the Company agrees to sell to the
undersigned, on                 , 200_ , (the "Delivery Date"), principal amount
of the Company's (the "Securities") offered by the Company's Prospectus dated
          , 200_, and related Prospectus Supplement dated              , 200_,
receipt of a copy of which is hereby acknowledged, at a [purchase price of     %
of the] [principal amount] [thereof, plus] [accrued interest] [amortization of
original issue discount], if any, thereon from              , 200_, to the date
of payment and delivery, and on the further terms and conditions set forth in this contract.

      Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount or number of Securities to be purchased by the undersigned on the Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that
(1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount or number of Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

      This agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles.

                                                Very truly yours,

                                                --------------------------------
                                                (Name of Purchaser)


                                                By:
                                                   -----------------------------

                                       (Signature and Title of Officer)


                                                --------------------------------
                                                (Address)

Accepted:

International Business Machines Corporation

By:
     -------------------------------
Title:
       -----------------------------













                                       3